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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  Date of Report: June 17, 2002 (June 15, 2002)
                        (Date of Earliest Event Reported)


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                              ZIMMER HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                    001-16407                13-4151777
 (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)              File Number)        Identification Number)

                   345 East Main Street, Warsaw, Indiana 46580
                     (Address of Principal Executive Office)


                                 (574) 267-6131
              (Registrant's telephone number, including area code)

                                       N/A
           Former name or former address, if changed since last report

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Item 5.   Other Events

On June 15, 2002, the Board of Directors of Zimmer Holdings, Inc. (the "Company") approved an amendment to the Rights Agreement, dated as of July 30, 2001, between the Company and Mellon Investor Services LLC, as Rights Agent (the "Rights Agreement"). The terms of the amendment are set forth in the attached Amendment No. 1 to the Rights Agreement (the "Amendment"), dated as of June 15, 2002, which Amendment, in general, increases the ownership threshold used to define an Acquiring Person under the Rights Agreement from 15% of the outstanding shares of the common stock, par value $0.01 per share (the "Common Stock"), of the Company to 20% of the outstanding shares of the Common Stock.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which has been filed as an exhibit hereto and incorporated herein by this reference.

Item 7.   Financial Statements and Exhibits

          Financial Statements

               None.

          Exhibits

          4.1 Amendment No. 1 to the Rights Agreement, dated as of June 15, 2002, by and between Zimmer Holdings, Inc. and Mellon Investor Services LLC, as Rights Agent.




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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ZIMMER HOLDINGS, INC.


                                       By: /s/ Sam R. Leno
                                          ---------------------------------
                                       Name:  Sam R. Leno
                                       Title: Senior Vice President
                                               and Chief Financial Officer

Dated:  June 17, 2002



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                                  EXHIBIT INDEX


Exhibit No.                           Description

4.1 Amendment No. 1 to the Rights Agreement, dated as of June 15, 2002, by and between Zimmer Holdings, Inc. and Mellon Investor Services LLC, as Rights Agent.







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